UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 28, 2010

Date of Report

(Date of earliest event reported)

THE RYLAND GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-08029	52-0849948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24025 Park Sorrento, Suite 400, Calabasas, California 91302

(Address of Principal Executive Offices)                             (ZIP Code)

Registrant’s telephone number, including area code: (818) 223-7500

                         Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition

On April 28, 2010, The Ryland Group, Inc. (the “Company”) announced financial results for the three months ended March 31, 2010.  A copy of this press release is attached hereto as Exhibit 99.  The information in Exhibit 99 is being furnished pursuant to Item 2.02 of Form 8-K.

The information in this report, including Exhibit 99 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or in this current report on Form 8-K.

The information in this report, including Exhibit 99 attached hereto, is specifically incorporated by reference in its entirety into the prospectus dated April 15, 2010, filed by the Company pursuant to Rule 424(b)(5) of the Securities Act on April 15, 2010, and the prospectus dated April 15, 2010, filed by the Company pursuant to Rule 424(b)(2) of the Securities Act on April 16, 2010.

Item 9.01               Financial Statements and Exhibits

(d)  Exhibits

Exhibit 99               Press release dated April 28, 2010

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RYLAND GROUP, INC.

Date: April 28, 2010	By:	/s/ David L. Fristoe
David L. Fristoe
Senior Vice President, Corporate
Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99	Press release dated April 28, 2010